                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

      Date of Report (Date of earliest event reported): December 2, 1994

                           Corestates Financial Corp
- --------------------------------------------------------------------------------
              (Exact name of registrant specified in its Charter)


     Pennsylvania               0-6879                 23-1899716
- --------------------------------------------------------------------------------
     (State or other            (Commission            (IRS Employee
     jurisdiction of            File Number)           identification No.)
     incorporation)

                    Centre Square West, 1500 Market Street
                    Philadelphia, Pennsylvania                 19101
- --------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

          Registrant's telephone, including area code: (215) 973-3806
                                                      ---------------

- --------------------------------------------------------------------------------
        (Former name and former address, if changed since last report)

Item 5.  Other Events.
         -------------

     The information set forth in the news release of CoreStates Financial Corp dated December 2, 1994 announcing completion of the acquisition of Germantown Savings Bank by CoreStates Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.

Item 7.  Exhibits
         --------

     (99) CoreStates Financial Corp News Release dated December 2, 1994.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORESTATES FINANCIAL CORP
                                             (Registrant)


                                       By /s/ David T. Walker
                                          --------------------------
                                          David T. Walker
                                          Deputy Chief Counsel

Dated:  December 12, 1994

                                 Exhibit Index
                                 -------------

Exhibit No.                                                         Page
- -----------                                                         ----

99                        CoreStates Financial
                          Corp News Release
                          Dated December 2,
                          1994                                         4